Disposal of wholly owned subsidiary	6 Months Ended
Dec. 31, 2016
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Note 16 – Disposal of wholly owned subsidiary

On January 6, 2016, Mr. Yang Yi and Jiangsu Logistics entered into a sale and purchase agreement, pursuant to which the entire equity interest of Jiangsu Logistics was sold to Mr. Yang Yi at a consideration of approximately $1,505,140 (RMB10 million). Delta had recorded a gain on disposal of $435,488 for the year ended June 30, 2016.

The disposal was completed on 29 February 2016.

Assets and liabilities at the date of disposal:
Cash and cash equivalents	$779
Trade and other receivables	1,019,345
Property, plant and equipment	156,722
Trade and other payable	(88,917)
Tax payables	(18,277)
Net Assets	$(1,069,652)

Consideration received	$1,505,140

Gain on disposal	$435,488

On March 28, 2015, Zhenjiang Xinshun Chemical Trading Company Ltd and Jiangsu Delta entered into a sale and purchase agreement, pursuant to which the entire equity interest of Jiangsu Zhengxin R&D was sold to Zhenjiang Xinshun at a consideration of $10,518,189 (RMB64.555 million).

Assets and liabilities at the date of disposal:
Cash and cash equivalents	$4,154
Trade and other receivables	1,012,013
Property, plant and equipment	9,297,970
Land use right	2,850,240
Trade and other payables	(13,879,652)
Net Liabilities	$(715,275)

Consideration received	$10,518,189
Less: Amount required repaying to Danyang Beijiate	(10,055,371)

Gain on disposal	$1,178,093